                              U.S. $8,750,000.00

                                LOAN AGREEMENT

                         Dated as of October 21, 1993

                                   between

                       EL CONQUISTADOR PARTNERSHIP L.P.

                                 as Borrower

                                     and

                           GENERAL ELECTRIC CAPITAL
                          CORPORATION OF PUERTO RICO

                                  as Lender

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

      1.    Definitions....................................................  1

      2.    Purpose of Loans...............................................  3

      3.    Loans..........................................................  4

      4.    Prepayment.....................................................  4

      5.    Security.......................................................  5

      6.    Representations and Warranties.................................  6

      7.    Conditions of Lending..........................................  9

      8.    Affirmative Covenants.......................................... 11

      9.    Negative Covenants............................................. 12

      10.   Events of Default.............................................. 13

      11.   Miscellaneous.................................................. 15


                                       (i)

                                LOAN AGREEMENT

      AGREEMENT entered into as of this 21st day of October, 1993, by the following parties:

      A. GENERAL ELECTRIC CAPITAL CORPORATION OF PUERTO RICO, a Delaware corporation (hereinafter referred to as "GECCPR"), and

      B. EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership (hereinafter referred to as the "Borrower").

      This Agreement covers the terms and conditions upon which GECCPR will make a Loan or Loans to the Borrower. Such terms and conditions are the following:

            1.    Definitions.

                  1.1. "Eligible Activities" shall have the meaning given to such term in Regulation 3582.

                  1.2. "Guarantors" shall mean Williams Hospitality Management Corporation and Kumagai International USA Corporation.

                  1.3. "Initial Loans" shall mean the Loans and advances which are being made by GECCPR to the Borrower concurrently with the execution of this Agreement.

                  1.4. "Loan Documents" shall mean this Agreement, the Notes, the security documents described in Section 5 hereof and all other agreements, instruments, documents and certificates now or hereafter executed in connection with this Agreement, as they may respectively be modified, amended, extended or supplemented from time to time.

                  1.5. "Loan" or "Loans" shall mean the Prior Loans, the Initial Loans, and all subsequent loans that will be made to the Borrower pursuant to
Section 3 hereof.

                  1.6. "936 Funds" shall mean Eligible Funds as that term is defined in Regulation 3582.

                  1.7. "Note" or "Notes" shall mean the Prior Notes and the promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the indebtedness resulting from the making of the Loan or Loans and delivered to GECCPR pursuant to Section 3.2 hereof, as such promissory notes may be modified, amended, extended or supplemented from time to time, and any promissory note or notes issued in exchange or replacement therefor.

                  1.8. "Obligations" shall mean all loans, advances, debts, liabilities, and obligations (including without limitation, all interest, charges, expenses, attorneys' fees and other sum chargeable to the Borrower) for monetary amounts (whether or not such amounts are liquidated or determinable) owing by the Borrower to GECCPR pursuant to or in connection with the Loan Documents, and all covenants and duties regarding such amounts (of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument) arising under or in connection with any of the Loan Documents.

                  1.9. "Personal Property Mortgages" shall mean the personal property mortgages referred to in Section 5.1.1. hereof.

                  1.10. "Prior Loans" shall mean all other loans and advances made by GECCPR to the Borrower on December 9, 1992, March 11, 1993, August 20, 1993, and September 7, 1993.

                  1.11. "Prior Notes" shall mean the promissory notes evidencing the Prior Loans, namely, notes made on (i) December 9, 1992 in the principal amount of $256,024.00, (ii) March 11, 1993 in the principal amount of $233,454.50, (iii) August 20, 1993 in the principal amount of $361,442.00, and (iv) September 7, 1993 in the principal amount of $289,360.00, as said promissory notes may be modified, amended, extended or supplemented from time to time, and any promissory notes issued in exchange or replacement therefor.

                  1.12. "Regulation 3582" shall refer to Regulation Number 3582 issued by the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico on January 29, 1988, as amended, or any substitute regulations therefor.

      Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine or the neuter. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including any exhibits and schedules hereto, as the same may from time to time be modified, extended, amended or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

            2.    Purpose of Loans.

                  GECCPR has made the Prior Loans, and will concurrently with the execution hereof and, subject to the conditions precedent set forth herein being met, in the future make loans to the Borrower up to the aggregate principal amount of $8,750,000.00 to finance the acquisition of certain furniture, fixtures, machinery, and equipment to be used by the Borrower in the operation of El Conquistador Resort and Country Club located in Fajardo, Puerto Rico. The Loans made by GECCPR to the Borrower will be made with 936 Funds.

            3.    Loans.

                  3.1. Subject to the terms and conditions and relying upon the representations and warranties contained herein, GECCPR agrees on or prior to December 15, 1993 to make a Loan or Loans to the Borrower up to an aggregate principal amount of $8,750,000.00, $1,114,297.16 of which sum represents the unpaid principal amount of the Prior Notes.

                  3.2. Each Loan from GECCPR to the Borrower shall be evidenced by a Note. The Notes shall be payable in sixty (60) equal consecutive monthly installments of principal and interest, with commencement and maturity dates as more fully set forth therein. The Notes shall bear interest from and after this date until full payment on the unpaid balance of principal thereof (calculated on the basis of a 360-day year of twelve 30-day months) at a fixed annual rate equal to nine percent (9%).

            4.    Prepayment.

                  At its option the Borrower may at any time voluntarily prepay in full, but not in part, its entire indebtedness under all of the Notes, plus all other sums due hereunder and under the other Loan Documents, upon at least five days' written or telegraphic notice to GECCPR specifying the date of the proposed prepayment and the amount thereof. In the event of prepayment, the Borrower will pay to GECCPR an additional sum as a premium equal to the following percentages of the outstanding principal balance of the Loans at the time of payment for the indicated periods:

================================================================================
    If Prepayment is made prior to:                Prepayment Premium:
--------------------------------------------------------------------------------
      First anniversary                                    5%
--------------------------------------------------------------------------------
      Second anniversary                                   4%
--------------------------------------------------------------------------------
      Third anniversary                                    3%
--------------------------------------------------------------------------------
      Fourth anniversary                                   2%
--------------------------------------------------------------------------------
      Fifth anniversary                                    1%
================================================================================

            5.    Security.

                  5.1. As security for the Notes the Borrower shall deliver to GECCPR the following:

                        5.1.1. personal property mortgages in form and substance acceptable to GECCPR and executed by the Borrower and Williams Hospitality Management Corporation, as the case may be, creating a continuing first priority security interest in favor of GECCPR covering the furniture, fixtures, machinery and equipment, including motor vehicles, financed pursuant to this Agreement;

                        5.1.2. guaranty agreements, in form and substance acceptable to GECCPR, executed by the authorized officers of the Guarantors, pursuant to which each Guarantor guarantees the obligation of the Borrower in the lesser amount of either $4,106,800.00 or fifty percent (50%) of the outstanding principal of and interest on the Loans; and

                        5.1.3. an irrevocable stand-by letter of credit for $3,423,006.00 issued by the Bank of Nova Scotia, the Government Development Bank for Puerto Rico or any other bank acceptable to GECCPR.

                  5.2. Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon the indefeasible payment in full of the Obligations, whether by payment by the Borrower, application of a draw on the letter of credit by GECCPR or payment by either or both of the Guarantors pursuant to their respective guaranties, or a combination thereof, GECCPR shall release any and all interest it may have in the personal property, the Personal Property Mortgages, any guaranties or any other collateral securing the Obligations hereunder.

            6.    Representations and Warranties.

                  6.1. The Borrower represents and warrants that:

                        6.1.1. It is a limited partnership duly organized and existing and in good standing under the laws of the State of Delaware; that is duly authorized to do business in Puerto Rico and is engaged in business therein; that it will continue to be, duly licensed or qualified in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes licensing or qualification necessary; that it has all requisite power to own its properties and to carry on its business as now conducted and carried on, and to enter into and perform its obligations under the Loan Documents;

                        6.1.2.   The  Borrower  has  the  requisite   power  and
authority and the legal right to pledge, mortgage or otherwise encumber and operate its properties, and is in compliance with its partnership agreement;

                        6.1.3. It has power and authority to execute, deliver and carry out this Agreement, and the other Loan Documents to be executed by the Borrower; that each of said documents and instruments has been duly authorized by all necessary partnership action, which action is in full force and effect; and that this Agreement, and the other Loan Documents, when issued, will be valid and enforceable in accordance with their respective terms;

                        6.1.4. There are no suits, proceedings, inquiries or investigations, at law or in equity, pending or, so far as the Borrower knows after due inquiry, threatened against the Borrower or any of the Guarantors before any court, administrative body or governmental agency which will materially or adversely affect the financial condition of the Borrower;

                        6.1.5. The Borrower possesses all licenses, rights, permits, consents or approvals from all governmental authorities having jurisdiction necessary for the conduct of its business as now conducted, without substantial known conflict with the rights of others. The Borrower will obtain, maintain, preserve, and renew all said licenses, rights, permits, consents, or approvals as are necessary to own and operate a first class resort hotel and country club in Puerto Rico;

                        6.1.6. The financial statements of the Borrower dated as of March 31, 1993 heretofore furnished to GECCPR, correctly set forth the financial condition of the Borrower, as of such date, and the result of its operations for the period then ended; and there has been no material adverse change in the financial condition of the Borrower since the date of such statements;

                        6.1.7. The proceeds of the Loan or Loans to be made by GECCPR to the Borrower hereunder shall be used for business activities in Puerto Rico and only for the purposes which are Eligible Activities, all as more fully set forth in Section 2 hereof;

                        6.1.8. The current location of the offices and principal place of business of the Borrower is Road 987, Las Croabas, Fajardo, Puerto Rico 00738;

                        6.1.9. No information contained in this Agreement, the financial information of the Borrower or any written statement furnished by the Borrower pursuant to the terms of this Agreement or the terms of the other Loan Documents required of the Borrower for use in connection with the transactions contemplated by this Agreement, which have previously been delivered to GECCPR, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made;

                        6.1.10. The liens granted to GECCPR pursuant to Section 5 of this Agreement will, on the date granted, be fully perfected first priority liens in and to the collateral described therein;

                        6.1.11. Except for the consent of the Government Development Bank for Puerto Rico, which consent is given pursuant to that certain Mortgagee Estoppel, Consent and Subordination Agreement dated October 21, 1993, no other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Agreement, or the other Loan Documents required of the Borrower; and

                        6.1.12. The Borrower will not use the loan proceeds for activities or in a manner that would violate Regulation 3582.

            7.    Conditions of Lending.

                  7.1. The obligation of GECCPR to make the Initial Loans are subject to the performance by the Borrower of the agreements to be performed hereunder on or before the date of making such Initial Loans and to the satisfaction of the following conditions, as well as to the Borrower's compliance on the date hereof with said agreements and conditions with respect to the Prior Loans:

                        7.1.1. GECCPR shall have received, prior to or at the time of the making of the Initial Loans hereunder, an opinion dated the date hereof in the form attached hereto as Exhibit B, from the law firm of Shack & Siegel, P.C.;

                        7.1.2. GECCPR shall have received, prior to or at the time of the making of the Initial Loans hereunder, the Notes and all of the Loan Documents referred to in Section 5 hereof, and if such document shall be executed by persons other than the Borrower, GECCPR shall have received evidence satisfactory to it of the authority of such persons to execute such instruments;

                        7.1.3. GECCPR shall have received, prior to or at the time of the making of the Initial Loans hereunder, a Mortgagee Estoppel, Consent and Subordination Agreement signed by The Mitsubishi Bank, Limited and the Government Development Bank for Puerto Rico, in form and substance satisfactory to GECCPR and its legal counsel;

                        7.1.4. GECCPR shall have received, prior to or at the time of the making of the Initial Loans hereunder, certified copies of all partnership action taken by the

Borrower to authorize the execution and delivery of the Loan Documents and any other documents or instruments to be delivered by the Borrower hereunder, and such other papers as GECCPR or its counsel may reasonably request;

                        7.1.5. GECCPR shall have received, prior to or at the time of the making of the Initial Loans hereunder, a certificate of the authorized signatory of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, and the other Loan Documents; and

                        7.1.6. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance satisfactory to GECCPR's legal counsel, Messrs. McConnell Valdes.

                  7.2. The obligation of GECCPR to make each Loan hereunder (including the Initial Loans) shall be subject to the further conditions precedent that:

                        7.2.1. On the date of such Loans the following statements shall be true (and both the giving of the applicable notice requesting such Loans and the acceptance by the Borrower of the proceeds of such Loans shall constitute a representation and warranty by the Borrower that on the date of such Loans such statements are true);

                              7.2.1.1.   The   representations   and  warranties
contained in this Agreement are correct on and as of the date of such Loans, before and after giving effect to such Loans and to the application of the proceeds therefrom; and

                              7.2.1.2.  No event has occurred and is continuing,
or would result from such Loans or from the application of the proceeds therefrom, which constitutes an event of default under Section 10.1 hereof or would constitute an event of default but for the requirement that notice be given or time elapse or both.

                        7.2.2. If the Loan is other than the Initial Loans, GECCPR shall have received, prior to or at the time of the making of such Loan, a Note and a Personal Property Mortgage; and

                        7.2.3. GECCPR shall have received such other approvals, opinions or documents as GECCPR may reasonably request; and

                        7.2.4. GECCPR need not make any Loan hereunder which it may not make lawfully under then existing conditions. 8. Affirmative Covenants.

                  8.1. The Borrower covenants that it will, until payment in full of the Notes, and satisfaction of all other Obligations hereunder:

                        8.1.1. Apply the proceeds of the Loans made hereunder for business activities in Puerto Rico and only for the purposes which are Eligible Activities, all as more fully set forth in Section 2 hereof;

                        8.1.2. Maintain proper books of record and account, in which complete entries will be made in accordance with generally accepted accounting principles (GAAP) consistently applied, reflecting all financial records of the Borrower, and cause such books to be audited at the end of each fiscal year by Ernst & Young or such other independent public accountants of recognized standing reasonably satisfactory to GECCPR;

                        8.1.3. Furnish to GECCPR within forty-five days after the close of the first six (6) months of the Borrower's fiscal year, quarterly balance sheets therefor and statements of profit and loss and surplus together with a certificate signed by a responsible officer of the Borrower certifying that no event of default has occurred under this Agreement, and that no fact or circumstance exists which, with the lapse of time or the giving of notice or both, would result in an event of default hereunder; furnish to GECCPR within ninety (90) days after the end of each fiscal year of the Borrower a balance sheet and statement of profit and loss and surplus of the Borrower for such fiscal year certified by Ernst & Young or such other independent public accountants of recognized standing reasonably satisfactory to GECCPR;

                        8.1.4. Permit any officers or qualified employees or representatives of GECCPR designated by it to inspect any and all properties of the Borrower secured pursuant to Section 5.1.1 hereof, and examine its books and discuss its affairs, finances and accounts with the officers thereof, all at such reasonable times and as often as GECCPR may reasonably request, at the sole cost and expense of GECCPR, and GECCPR hereby recognizes that the properties so secured are to be used in the operation of a first class resort hotel and country club and such inspections will not interfere with such operations and/or the guests using the facilities of the resort hotel and country club, except and only to the extent necessary to undertake a reasonable inspection of said property secured pursuant to Section 5.1.1 hereof; and

                        8.1.5. Maintain, preserve and renew all rights, powers, privileges and franchises possessed by it insofar as in the bona fide opinion of the Borrower's partners such rights, powers, privileges and franchises continue to be advantageous to the Borrower.

            9.    Negative Covenants.

                  9.1. The Borrower covenants that it will not, without the prior written consent of GECCPR, until full payment of the Notes, and all of the Borrower's other Obligations:

                        9.1.1. Liquidate, merge or consolidate with any other corporation or partnership; nor

                        9.1.2. Engage in any business activity other than the operation of a first class resort hotel and country club named El Conquistador Resort and Country Club, or other activities which may be reasonably regarded as necessary to the normal operation of such business activity.

            10.   Events of Default.

                  10.1. The following occurrences shall be considered events of default hereunder:

                        10.1.1. Any representation or warranty herein made by the Borrower, or any certificate or statement furnished pursuant to the provisions of this Agreement by the Borrower or by any other person shall prove to be false or misleading in any material respect, as of the time made; or

                        10.1.2. The Borrower shall default in the performance of any covenant contained in Sections 8.1.1 or 9 hereof; or

                        10.1.3. The Borrower shall default in the performance of any other covenant, condition or provision hereof, or in the performance of any other obligation which may exist between the Borrower and GECCPR, whether now existing or arising in the future, and such default shall not be remedied within a period of thirty (30) days after written notice thereof to the Borrower from GECCPR; or

                        10.1.4. The Borrower shall default in the payment of principal or interest on the Notes when due, and such default shall not have been remedied for a period of ten (10) calendar days thereafter; or

                        10.1.5. A default shall have occurred under any other Loan Document beyond any applicable grace period; or

                        10.1.6. The Borrower becomes insolvent or unable to pay its debts as they mature, or shall file a voluntary petition in bankruptcy, or a voluntary petition seeking reorganization, or to effect a plan or other arrangement with creditors, or upon the filing of any petition by or against the Borrower under, or purporting to be under, any bankruptcy, reorganization or insolvency law of any jurisdiction, or the Borrower shall be adjudged bankrupt or insolvent by any court of competent jurisdiction, or shall make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its assets, or shall apply for, or consent to the appointment of any receiver or trustee for it or for a substantial part of its property; or

                        10.1.7. An order shall be entered pursuant to, or purporting to be pursuant to, any bankruptcy, re-organization or insolvency law of any jurisdiction, approving an involuntary petition seeking reorganization, or to affect a plan or other arrangement with creditors of the Borrower, or appointment any receiver or trustee for the Borrower or for a substantial part of the property of the Borrower; or

                        10.1.8. The Borrower defaults in the payment of principal or interest on any material obligation for borrowed money beyond any period of grace provided with respect thereto, or in the performance or observance of any other material agreement, term, or condition contained therein, or in any material agreement or indenture under which such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligation (or a trustee on behalf of such holder) to cause such obligation to become due prior to its stated maturity.

                  10.2. Upon the happening of any event of default described under Sections 10.1.1, 10.1.2, 10.1.3, 10.1.4, or 10.1.5 if such default shall not have been remedied, GECCPR shall be entitled, by written notice to the Borrower, to declare the Notes to be forthwith due and payable, and the same shall thereupon become due and payable without presentment, demand, protest or any other notice of any kind, all of which hereby expressly waived.

                  10.3. If any event of default described in Sections 10.1.6, 10.1.7, or 10.1.8 shall occur, then the Notes and any interest accrued thereon and all liability of the Borrower to GECCPR under the Loan Documents, shall become forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

            11.   Miscellaneous.

                  11.1. No delay or failure of GECCPR, or of any holder of the Notes in the exercise of any right, power or privilege hereunder, or under the terms of the Notes or any of the other Loan Documents, shall affect such right, power or privilege; nor shall any single or partial exercise thereof, nor any event, abandonment or discontinuance of steps to enforce such right, power or privilege, preclude any further exercise thereof, or of any other right, power or privilege.

                  11.2.  The  rights  and  remedies  of  GECCPR   hereunder  are
cumulative and not exclusive of any right or remedy which it would otherwise have.

                  11.3. Any waiver, permit, consent or approval of any kind or character on the part of GECCPR of any breach or default under this Agreement, or of any provision or condition of this Agreement, must be in writing and executed by a duly authorized representative of GECCPR. Said waiver, permit, consent or approval shall be effective only to the extent specifically set forth in such writing, and shall not operate as a waiver, permit, consent or approval of any future breach of default under this Agreement, or any provision or condition hereof.

                  11.4. In the event of any default under this Agreement or under any other Loan Document, Borrower agrees that if an action at law or suit then arises, to pay in addition to all other sums which the Borrower may be required to pay, a reasonable sum for attorneys' fees incurred by GECCPR in connection therewith.

                  11.5. Nothing in this Agreement shall be deemed to constitute a waiver or prohibition of GECCPR's right of set-off.

                  11.6.   All   representations,   warranties,   covenants   and
agreements of the Borrower contained herein or otherwise in writing shall survive the making of the Loans hereunder and the issuance of the Notes.

                  11.7. All communications, notices, consents, and waivers provided for herein or given in connection herewith shall be in writing, shall be transmitted by facsimile, mail, telex, or personal delivery (including without limitation, air courier) and shall become effective when received, addressed as follows: (i) if to the Borrower, at Road 987, Las Croabas, Fajardo, Puerto Rico 00738 (fax no. 860-1144), Attention: Manuel Peredo, with a copy to Shack & Siegel, P.C., 530 Fifth Avenue, New York, New York 10036 (fax no. (212) 730-1964), Attention: Pamela E. Flaherty, Esq.; and (ii) if to the Lender, at General Electric Capital Corporation of Puerto Rico, 450 Ponce de Leon Avenue, Torre de la Reina Building, First Floor, San Juan, Puerto Rico 00901 (fax no.
(809) 754-3135), Attention: Lucas Delgado, with a copy to McConnell Valdes, 270 Munoz Rivera Avenue, Hato Rey, Puerto Rico 00918, (fax no. (809) 759-8225),
Attention: Esteban F. Bird, Esq.; or such other addresses notified by the parties from time to time.

                  11.8. The Borrower hereby agrees to pay and save GECCPR harmless against liability for the payment of all reasonable out-of-pocket expenses of GECCPR arising in connection with this transaction, including the reasonable fees and expenses of counsel for GECCPR incurred in the preparation of this Agreement and in the preparation and recording of any security document issued in connection with this Agreement as the same are billed or covered by statements from time to time; and the obligations of the Borrower under this section shall survive the payment of the Notes.

                  11.9. To the extent that there is any conflict between the provisions of this Agreement and the provisions of any of the other Loan Documents, then this Agreement shall govern, except to the extent such conflict relates to the granting or perfection of security interests, realization upon collateral, or the enforcement of any remedy under or in respect of such other Loan Documents in which case the provisions of such other Loan Documents shall govern.

                  11.10. This Agreement is made pursuant to, and shall be construed under, the laws of the Commonwealth of Puerto Rico, and it shall be binding upon and shall inure to the benefit of the Borrower and GECCPR and their respective successors and assigns; provided, however, that this Agreement shall not be assigned by the Borrower without the prior written consent of GECCPR; further provided, however, that should any assignment be made by GECCPR, the Agreement may only be assigned collectively with the other Loan Documents to which GECCPR is a party.

                                    EL CONQUISTADOR PARTNERSHIP L.P.

                                          KUMAGAI CARIBBEAN, INC.
                                             (General Partner)

                                    By:   /s/_____________________________

                                                      Toru Fujita
                                                        President

                                          WKA EL CON ASSOCIATES
                                             (General Partner)

                                    By:   /s/_____________________________
                                                  Manuel Peredo
                                               Authorized Signatory

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION OF PUERTO RICO

                                    By:   /s/_____________________________
                                                   Thomas R. Nido
                                                     President

Affidavit No. 014

      Acknowledged and subscribed before me in San Juan, Puerto Rico this 21st day of October, 1993, by the following persons who are personally known to me:
Toru Fujita and Manuel Peredo, of legal age, married and residents of San Juan, Puerto Rico, in their capacity as President and Authorized Signatory, respectively, of Kumagai Caribbean, Inc. and WKA El Con Associates, general partners of El Conquistador Partnership L.P., and by Thomas R. Nido, of legal age, single, and resident of San Juan, Puerto Rico, in his capacity as President of General Electric Capital Corporation of Puerto Rico.

                                    By:   /s/_____________________________
                                                     Notary Public

                          AMENDMENT TO LOAN AGREEMENT

      AGREEMENT entered into on this 30th day of June, 1994, by the following parties:

      A. GENERAL ELECTRIC CAPITAL CORPORATION OF PUERTO RICO, a Delaware corporation (hereinafter referred to as "GECCPR"); and

      B. EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership (hereinafter referred to as the "Borrower").

      WHEREAS, the Borrower and GECCPR entered into a Loan Agreement dated as of October 21, 1993, (the "Loan Agreement"; all capitalized terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement);

      WHEREAS, GECCPR has agreed to increase the amount available to the Borrower under the Loan Agreement to allow the Borrower to purchase additional furniture, fixtures, machinery, and equipment necessary in the operation of El Conquistador Resort and Country Club;

      NOW, THEREFORE, the Borrower and GECCPR have agreed to amend the Loan Agreement as hereinafter set forth.

      SECTION 1. Amendments to Loan Agreement. The Loan Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

      (a)  Section  1.2 is  hereby  amended  and  restated  to read as  follows:
      ""Guarantors" shall mean Williams Hospitality Group Inc., previously Williams Hospitality Management Corporation, and Kumagai International USA Corporation."

      (b) Section 2 is hereby amended and restated to read as follows:

      "GECCPR has made the Prior Loans, and will concurrently with the execution hereof and, subject to the conditions precedent set forth herein being met, in the future make loans to the Borrower up to the aggregate principal amount of $8,583,000.17 to finance the acquisition of certain furniture, fixtures, machinery, and equipment, including motor vehicles, to be used by the Borrower in the operation of El Conquistador Resort and Country Club located in Fajardo, Puerto Rico. The Loans made by GECCPR to the Borrower will be made with 936 Funds."

      (c) Sections 3.1 and 3.2 are hereby amended and restated to read as follows:

      "3.1. Subject to the terms and conditions and relying upon the representations and warranties contained herein, GECCPR agrees on or prior to June 30, 1994 to make a Loan or Loans to the Borrower up to an aggregate principal amount of $8,583,000.17, $7,811,000.17 of which sum represents the unpaid principal amount of Loans made to the Borrower on or prior to December 15, 1993."

      3.2 Each Loan made by GECCPR to the Borrower on or prior to December 15, 1993, shall be evidenced by a Note which shall be payable in sixty (60) equal consecutive monthly installments of principal and interest, with commencement and maturity dates as more fully set forth therein. Each Loan made by GECCPR to the Borrower after said date but on or prior to June 30, 1994 shall be evidenced by a Note which shall be payable in fifty-one (51) equal consecutive monthly installments of principal and interest, with commencement and maturity dates as more fully set forth therein. The Notes shall bear interest from their respective dates until full payment on the unpaid balance thereof (calculated on the basis of a 360-day year of twelve 30-day moths) if executed prior to December 15, 1993, at a fixed annual rate equal to nine percent (9%), and if executed after such date but on or prior to June 30, 1994, at a fixed annual rate equal to nine percent (9%)."

      SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, GECCPR shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, in form and substance satisfactory to GECCPR:

      (a) An option dated the date hereof in the form attached hereto as Exhibit A, from the law firm of Shack & Siegel, P.C.;

      (b) Promissory notes, substantially in the form of Exhibit B hereto, evidencing the additional indebtedness resulting from the increased loan amount being made available to the Borrower pursuant to this Amendment;

      (c) Personal property mortgages in form and substance acceptable to GECCPR and executed by the Borrower, or Williams Hospitality Group, Inc., previously Williams Hospitality Management Corporation, as the case may be, creating a continuing first priority security interest in favor of GECCPR covering the additional furniture, fixtures, machinery, and equipment, including motor vehicles, financed pursuant to this Amendment;

      (d) Letters of consent from each of the Guarantors acknowledging and consenting to this Amendment and the extension of the guarantees up to 50% of the additional loan provided hereby;

      (e) A letter of amendment signed by The Mitsubishi Bank, Limited, and the Government Development Bank for Puerto Rico, in form and substance satisfactory to GECCPR and its legal counsel, amending the Mortgagee Estoppel, Consent and Subordination Agreement executed by said parties pursuant to the Loan Agreement;

      (f) Certified copies of all partnership action taken by the Borrower to authorize the execution and delivery of this Amendment and any other documents or instruments to be delivered by Borrower hereunder;

      (g) Certified copies of all corporate action taken by the Guarantors and the corporate partners of the Borrower to authorize the execution and delivery of this Amendment and any other documents or instruments to be delivered to GECCPR hereunder;

      (h) A certification from an authorized signatory of the Borrower, the Guarantors, and the Borrower's corporate partners as the case may be, certifying the names and true signatures of the officers authorized to sign this Amendment and any other documents or instruments to be delivered to GECCPR pursuant hereto; and

      (i) A certificate signed by a duly authorized officer of the Borrower stating that the representations and warranties made by the Borrower in the Loan Agreement are true, accurate, and complete as of the date of this Amendment.

      SECTION 3. Reference to and Effect on the Loan Documents.

      Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

      SECTION 4. Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of GECCPR under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      SECTION 5. No Novation. This Amendment shall not in any way constitute a novation of the Obligations. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect.

      SECTION 6. Costs, Expenses and Taxes. The Borrower hereby agrees to pay and save GECCPR harmless against liability for the payment of all reasonable out-of-pocket expenses of GECCPR arising in connection with this transaction, including the reasonable fees and expenses of counsel for GECCPR incurred in the preparation of this Amendment and in preparation and recording of any security document issued in connection with this Amendment as the same are billed or covered by statements from time to time; and the obligations of the Borrower under this section shall survive the payment of the Notes.

      SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    EL CONQUISTADOR PARTNERSHIP L.P.

                                         KUMAGAI CARIBBEAN, INC.
                                            (General Partner)

                                    By:   /s/__________________________________
                                             Toru Fujita
                                             President

                                    WKA EL CON ASSOCIATES
                                       (General Partner)

                                    By:   /s/__________________________________
                                             Manuel Peredo
                                             Authorized Signatory

                                             Address:
                                             Road 987 Las Croabas
                                             Fajardo, Puerto Rico 00738

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION OF PUERTO RICO

                                    By:   /s/__________________________________
                                             Lucas Delgado
                                             Vice President

                                             Address:
                                             450 Ponce de Leon Ave.
                                             Torre de la Reina Bldg.
                                             First Floor
                                             San Juan, PR 00901

Affidavit No. 098

      Acknowledged and subscribed before me in San Juan, Puerto Rico, this 30th day of June, 1994, by the following persons who are personally known to me: Toru Fujita and Manuel Peredo, of legal age, married and residents of San Juan,
Puerto Rico, in their capacity as President and Authorized Signatory, respectively, of Kumagai Caribbean, Inc. and WKA El Con Associates, general partners of El Conquistador Partnership L.P. and by Lucas Delgado, of legal age, married, and resident of San Juan, Puerto Rico, in his capacity as Vice President of General Electric Capital Corporation of Puerto Rico.


                                    By:   /s/__________________________________
                                                      Notary Public